                                                                    Exhibit 99.1

                                VOTING AGREEMENT

      This VOTING AGREEMENT (this "AGREEMENT") is entered into as of June 4,
2007, by and among Hidary Group Acquisitions, LLC, a Delaware limited liability company ("PARENT"), Hidary Group Acquisitions, Inc., a Delaware corporation
("MERGER SUB"), Seth A. Horowitz and The Estate of George Q Horowitz (each, a
"Stockholder" and, together, the "Stockholders").

                                 W I T N E S S E T H:

      WHEREAS, as of the date of this Agreement, the Stockholders beneficially own, in the aggregate, 785,874 shares of Common Stock, par value $0.002 per share (the "COMMON STOCK"), of Everlast Worldwide Inc., a Delaware corporation
(the "COMPANY");

      WHEREAS, concurrently herewith, the Company, Parent and Merger Sub are entering into an Agreement and Plan of Merger, dated as of this date, as the same may be amended (the "MERGER AGREEMENT"), pursuant to which Merger Sub will merge with and into the Company and the Company will continue its existence as the surviving corporation (the "MERGER"), and each share of Common Stock will be converted into the right to receive cash in accordance with the terms of the
Merger Agreement; and

      WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement, and as an inducement and in consideration therefor, Parent and Merger Sub have required that each of the Stockholders agree, and each of the Stockholders has agreed, to enter into this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained in this
Agreement, the parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      SECTION 1.1 Defined Terms. For purposes of this Agreement, terms used in this Agreement that are defined in the Merger Agreement but not in this
Agreement shall have the respective meanings ascribed to them in the Merger
Agreement.

      SECTION 1.2 Other Definitions. For purposes of this Agreement:

      (a) "COMPANY OPTIONS" means options to acquire Common Stock granted to the
Stockholders by the Company.

      (b) "NEW SHARES" means any shares of capital stock of the Company (other than Owned Shares) over which the Stockholders acquire beneficial ownership at any time from and after the date of this Agreement through the termination of the Voting Period (including Option Shares).

      (c) "OPTION SHARES" means any shares of Common Stock issued or issuable upon the exercise of Company Options.

      (d) "OWNED SHARES" means all of the shares of Common Stock beneficially owned by the Stockholders as of the date of this Agreement. The Owned Shares consist of: (i) 616,360 shares of Common Stock held by Seth A. Horowitz and (ii)
169,514 shares of Common Stock held by The Estate of George Q Horowitz. In the event of a stock dividend or distribution, or any change in the Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the "OWNED SHARES" shall be deemed to refer to and include the Owned Shares (as defined in the first sentence of this paragraph) as well as all stock dividends and distributions and any securities into which or for which any or all of those Owned Shares may be changed or exchanged or which are received in the transaction.

      (e) "PERMITTED TRANSFEREE" means, with respect to any Stockholder, any of the following persons: (i) the spouse of such Stockholder, (ii) the children of such Stockholder, (iii) a trust of which there are no principal beneficiaries other than such Stockholder, such Stockholder' s spouse or such Stockholder's children, (iv) upon the death of such Stockholder, the beneficiaries under the terms of any trust or will of the Stockholder or by law of intestate succession, and (v) any charitable foundation or similar charitable organization founded and controlled by such Stockholder or the Stockholders jointly (and which remains under the control of such Stockholder or the Stockholders jointly, as applicable).

      (f) "REPRESENTATIVE" means, with respect to any particular person, any director, officer, employee, accountant, consultant, legal counsel, investment banker, advisor, agent or other representatives of that person.

      (g) "TRANSFER" means sell, transfer, tender, pledge, encumber, hypothecate, assign or otherwise dispose, by operation of law or otherwise. For purposes of this Agreement, the Transfer of any Company Option shall be deemed a
Transfer of the shares issuable upon the exercise thereof.

      (h) "VOTING PERIOD" means (i) with respect to Seth A. Horowitz, the period from and including the date of this Agreement through and including the earlier to occur of (A) the Effective Time and (B) the first business day following the first anniversary of the termination of the Merger Agreement in accordance with the terms thereof, and (ii) with respect to The Estate of George Q Horowitz, the period from and including the date of this Agreement through and including the earlier to occur of (x) the Effective Time and (y) the termination of the Merger
Agreement in accordance with the terms thereof.

                                   ARTICLE II
                     VOTING AGREEMENT AND IRREVOCABLE PROXY

      SECTION 2.1    AGREEMENT TO VOTE.

      (a) Each of the Stockholders hereby agrees that, during the Voting Period, such Stockholder shall vote or execute consents, as applicable, with respect to the Owned Shares and any New Shares beneficially owned by such Stockholder as of the applicable record date (or cause to be voted or a consent to be executed with respect to the Owned Shares and any New Shares beneficially owned by such
Stockholder as of the applicable record date) in favor of the approval of the
Merger Agreement, the Merger and the Transactions at any meeting (or any adjournment or postponement thereof) of, or in connection with any proposed action by written consent of, the holders of any class or classes of capital stock of the Company at or in connection with which any of such holders vote or execute consents with respect to any of the foregoing matters.

      (b) Each of the Stockholders hereby agrees that, during the Voting Period, such Stockholder shall vote or execute consents, as applicable, with respect to the Owned Shares and any New Shares beneficially owned by such Stockholder as of the applicable record date (or cause to be voted or a consent to be executed with respect to the Owned Shares and any New Shares beneficially owned by such
Stockholder as of the applicable record date) against each of the matters set forth in clauses (i) or (ii) below at any meeting (or any adjournment or postponement thereof) of, or in connection with any proposed action by written consent of, the holders of any class or classes of capital stock of the Company at or in connection with which any of such holders vote or execute consents with respect to any of the following matters:

            (i) any action, proposal, transaction or agreement involving the
      Company or any of its subsidiaries that would reasonably be expected to, in any material respect, prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the Merger or the other Transactions;
      or

            (ii) any Acquisition Proposal, other than an Acquisition Proposal made by Parent.

      (c) Any vote required to be cast or consent required to be executed pursuant to this SECTION 2.1 shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present (if applicable) and for purposes of recording the results of that vote or consent. Nothing contained in this SECTION 2.1 shall require the Stockholders to vote or execute any consent with respect to any Option Shares on or not issued upon the exercise of a
Company Option on or prior to the applicable record date for that vote or consent.

      (d) Except as set forth in clauses (a) and (b) of this SECTION 2.1, no
Stockholder shall be restricted from voting in favor of, against or abstaining with respect to any matter presented to the stockholders of the Company. In addition, nothing in this Agreement shall give Parent the right to vote any
Owned Shares at any meeting of the stockholders other than as provided in this
SECTION 2.1.

      SECTION 2.2 GRANT OF IRREVOCABLE PROXY. Each Stockholder hereby irrevocably appoints Parent as such Stockholder's proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or execute consents during the Voting Period, with respect to the Owned Shares and any New Shares beneficially owned by such Stockholder, solely in respect of the matters described in, and in accordance with, SECTION 2.1. This proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Neither
Stockholder shall directly or indirectly grant any person any proxy (revocable or irrevocable), power of attorney or other authorization with respect to any of the Owned Shares or New Shares that is inconsistent with SECTIONS 2.1 and 2.2.

      SECTION 2.3 NATURE OF IRREVOCABLE PROXY. The proxy and power of attorney granted pursuant to SECTION 2.2 by each of the Stockholders shall be irrevocable during the Voting Period, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by such Stockholder, and such Stockholder acknowledges that the proxy constitutes an inducement for Parent and Merger Sub to enter into the Merger Agreement. The power of attorney granted by each of the Stockholders is a durable power of attorney and shall survive the bankruptcy, death or incapacity of such Stockholder. The proxy and power of attorney granted hereunder shall terminate automatically at the expiration of the Voting Period.

                                   ARTICLE III
                                    COVENANTS

      SECTION 3.1 TRANSFER RESTRICTIONS. Each of the Stockholders agrees that such Stockholder shall not, and shall not permit any person, directly or indirectly, to:

      (a) Transfer any or all of the Owned Shares or New Shares beneficially owned by such Stockholder; PROVIDED, that the foregoing shall not prevent (i)
the Transfer of Owned Shares or New Shares to any Permitted Transferee who
executes and delivers to Parent an agreement to be bound by the terms of this
Agreement to the same extent as such Stockholder, or (ii) the conversion of such
Owned Shares and New Shares into the right to receive Merger Consideration pursuant to the Merger in accordance with the terms of the Merger Agreement; or

      (b) deposit any Owned Shares or New Shares beneficially owned by such
Stockholder in a voting trust or subject any of such Owned Shares or New Shares beneficially owned by such Stockholder to any arrangement or agreement with any person (other than Parent) with respect to the voting or the execution of consents with respect to any such Owned Shares or New Shares that would reasonably be expected to restrict such Stockholder's ability to comply with and perform such Stockholder' s covenants and obligations under this Agreement.

      SECTION 3.2 NO SHOP OBLIGATIONS OF THE STOCKHOLDERS. Subject to SECTION
3.3, each of the Stockholders covenants and agrees with Parent that, during the
Voting Period, such Stockholder shall not and shall not authorize any of such
Stockholder's Representatives to, directly or indirectly, (i) initiate, solicit, encourage, or knowingly facilitate any inquiry, proposal or offer, or the making, submission or reaffirmation of any inquiry, proposal or offer (including any proposal or offer to the Company's stockholders), that constitutes or would reasonably be expected to lead to any Acquisition Proposal, or (ii) engage in any discussions or negotiations concerning an Acquisition Proposal.
Notwithstanding the foregoing, nothing in this Agreement shall limit, restrict or otherwise affect the actions taken in compliance with the Merger Agreement by any Stockholder or Affiliate thereof in his capacity, as applicable, as an officer or a member of the Board of Directors of the Company or any committee thereof.

      SECTION 3.3 STOCKHOLDER'S CAPACITY. Parent and Merger Sub acknowledge that neither Stockholder is making any agreement or understanding herein in such
Stockholder's capacity as a director or officer of the Company and that each such Stockholder is executing this agreement solely in such Stockholder's capacity as the beneficial owner of Common Stock and nothing herein shall limit or affect any actions taken by the Stockholder in such Stockholder's capacity as a director or officer of the Company. Nothing herein shall limit or affect the
Company's rights in connection with the Merger Agreement.

                                   ARTICLE IV
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

      Each Stockholder hereby, severally but not jointly, represents and warrants to Parent and Merger Sub as follows:

      SECTION 4.1 AUTHORIZATION. Such Stockholder has all legal capacity, power and authority to execute and deliver this Agreement and to perform such
Stockholder's obligations hereunder. This Agreement has been duly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

      SECTION 4.2 OWNERSHIP OF SHARES. Such Stockholder is the sole beneficial owner of all of such Stockholder's Owned Shares and Option Shares and has, or
will have at the time of any vote with respect to the matters contemplated by
ARTICLE II, the sole power to vote (or cause to be voted or consents to be executed) and to dispose of (or cause to be disposed of) all of such Owned
Shares and, upon their issuance, Option Shares. Such Stockholder does not own or hold any right to acquire any additional shares of any class of capital stock of the Company or other securities of the Company or any interest therein or any voting rights with respect to any securities of the Company. None of such
Stockholder's Owned Shares and Option Shares are subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding to which such Stockholder is a party restricting or otherwise relating to the voting or Transfer of such Stockholder's Owned Shares or Option Shares. Such
Stockholder has good and valid title to such Stockholder's Owned Shares and
Company Options, free and clear of any and all Encumbrances.

      SECTION 4.3 NO CONFLICTS. Except (a) for a filing of an amendment to a
Schedule 13D or Schedule 13G, and (b) for a filing of a Form 4 or Form 5 as required by the Exchange Act, (i) no filing with any Governmental Entity, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by such Stockholder or the performance by such
Stockholder of its obligations hereunder and (ii) none of the execution and delivery of this Agreement by such Stockholder or the performance by such
Stockholder of its obligations hereunder shall (A) result in, give rise to or constitute a violation or breach of or a default (or any event which with notice or lapse of time or both would become a violation, breach or default) under any of the terms of any agreement or other instrument to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's Owned Shares is bound, or (B) violate any Law or Order applicable to such Stockholder, except for any of the foregoing as could not reasonably be expected to impair such
Stockholder's ability to perform his obligations under this Agreement in any material respect.

      SECTION 4.4 RELIANCE BY PARENT AND MERGER SUB. Such Stockholder
understands and acknowledges that Parent and Merger Sub are entering into the
Merger Agreement in reliance upon the execution and delivery of this Agreement by such Stockholder and the agreement by such Stockholder herein to perform such
Stockholder's obligations hereunder and comply with the terms hereof.

                                    ARTICLE V
             REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

      Each of Parent and Merger Sub hereby represent and warrant to each of the
Stockholder that (a) it has all legal capacity, power and authority to execute and deliver this Agreement and to perform his obligations hereunder and (b) this
Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of the party, enforceable against it in accordance with the terms of this Agreement.

                                   ARTICLE VI
                                   TERMINATION

      This Agreement shall terminate upon the expiration of the Voting Period;
PROVIDED, that SECTIONS 7.5, 7.6, 7.7, 7.8, 7.9, 7.10, 7.12 and 7.13 shall survive termination of this Agreement. Notwithstanding the foregoing, termination of this Agreement shall not prevent any party from seeking any remedies (at law or in equity) against any other party for that party's breach of any of the terms of this Agreement prior to the date of termination.

                                   ARTICLE VII
                                  MISCELLANEOUS

      SECTION 7.1 APPRAISAL RIGHTS. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger or the approval of the Merger
Agreement that such Stockholder may have under applicable Law and shall not permit any such rights of appraisal or rights of dissent to be exercised with respect to any Owned Shares or any New Shares.

      SECTION 7.2 FURTHER ACTIONS. Each Stockholder agrees that such Stockholder shall take any further action and execute any other documents or instruments as may be necessary to effectuate the intent of this Agreement.

      SECTION 7.3 FEES AND EXPENSES. Except as otherwise expressly set forth in this Agreement, all costs and expenses incurred in connection with this
Agreement and the transactions contemplated hereby shall be paid by the party incurring the cost or expense whether or not the Merger is consummated.

      SECTION 7.4 AMENDMENTS, WAIVERS, ETC. This Agreement may be amended by the parties at any time. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties. Any party hereto may (a)
extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c)
subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. The failure of any party to assert any rights or remedies shall not constitute a waiver of such rights or remedies.

      SECTION 7.5 NOTICES. All notices, requests, claims, instructions, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile (provided that the facsimile is promptly confirmed by telephone confirmation thereof) or by overnight courier to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

      (a) If to the Stockholders, addressed to:

            Everlast Worldwide Inc.
            1350 Broadway
            New York, NY  10018
            Attention: Gary J. Dailey
            Facsimile:

      (b) if to Parent or Merger Sub, addressed to:

            Hidary Group Acquisitions, LLC
            10 West 33rd St., 9th Floor
            New York, New York  10001
            Attention: Jack D. Hidary
            Facsimile: 646-349-4998

            with a copy to (which shall not constitute notice):

            Proskauer Rose LLP
            1585 Broadway
            New York, New York 10036
            Attention: Arnold J. Levine, Esq.
            Facsimile: 212-969-2900

or to such other address as any party shall specify by written notice so given, and notice shall be deemed to have been delivered as of the date so telecommunicated or personally delivered.

      SECTION 7.6 HEADINGS; TITLES. Headings and titles of the Articles and
Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretative effect whatsoever.

      SECTION 7.7 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

      SECTION 7.8 ENTIRE AGREEMENT. This Agreement (together with the Merger
Agreement, to the extent referred to in this Agreement) and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

      SECTION 7.9 ASSIGNMENT; BINDING EFFECT; NO THIRD PARTY BENEFICIARIES;
FURTHER ACTION. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties and assignment without such consent shall be void, except that each of
Parent and/or Merger Sub may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any of their respective Affiliates. This Agreement shall be binding upon and shall inure to the benefit of Parent and Merger Sub and their respective successors and assigns and shall be binding upon the Stockholders and their respective heirs, executors and administrators. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person (other than, in the case of
Parent and Merger Sub, their respective successors and assigns and, in the case of the Stockholders, their respective heirs, executors and administrators) any rights, benefits or remedies of any nature whatsoever under or by reason of this
Agreement.

      SECTION 7.10 GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflict of laws thereof. Each of the parties hereto (a)
consents to submit itself to the personal jurisdiction of the United States
District Court for the Southern District of New York or any court of the State of New York located in such district in the event any dispute arises out of this
Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than such courts sitting in the State of New York.

      SECTION 7.11 ENFORCEMENT OF AGREEMENT; SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the Stockholders in accordance with their specific terms or were otherwise breached by the
Stockholders. It is accordingly agreed that Parent and Merger Sub shall be entitled to an injunction or injunctions, without the requirement of posting any bond or furnishing other security, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the state courts of the State of New York sitting in the City of New York or any court of the United States located in the City of New York, this being in addition to any other remedy to which such party is entitled at law or in equity.

      SECTION 7.12 COUNTERPARTS; FACSIMILES. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This
Agreement or any counterpart may be executed and delivered by facsimile copies, each of which shall be deemed an original.

      SECTION 7.13 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT
ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE
COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND
UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF
ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS
AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE
TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                            [Signature page follows.]

      IN WITNESS WHEREOF, Parent, Merger Sub and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

HIDARY GROUP ACQUISITIONS, LLC

By: The Hidary Group LLC,
    its member

By: /s/
    -------------------------------------
    Name:
    Title:

HIDARY GROUP ACQUISITIONS, INC.

By: /s/
    -------------------------------------
    Name:
    Title:

/s/ Seth A. Horowitz
------------------------------------
      Seth A. Horowitz

THE ESTATE OF GEORGE Q HOROWITZ

By: /s/ Seth A. Horowitz
    ------------------------------
    Name: Seth A. Horowitz
    Title: Trustee